UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2004

ADVANCED MEDICAL OPTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	01-31257	33-0986820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 E. St. Andrew Place
Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 247-8200

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.

On June 2, 2004, Advanced Medical Optics, Inc. issued the press release attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 7. Financial Statements and Exhibits.

Exhibit	99.1 Press Release, dated June 2, 2004, issued by Advanced Medical Optics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED MEDICAL OPTICS, INC.
(Registrant)

	By:	/s/ AIMEE S. WEISNER
Date: June 3, 2004		Aimee S. Weisner
Corporate Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.
99.1	Press Release, dated June 2, 2004, issued by Advanced Medical Optics, Inc.